BORROWINGS	6 Months Ended
Jun. 30, 2020
Financial Instruments [Abstract]
BORROWINGS
BORROWINGS

(a)	Corporate borrowings
The partnership has bilateral credit facilities across a diverse group of global banks with an aggregate borrowings capacity of $1,575 million. The credit facilities are available in Euros, Sterling, Australian, U.S. and Canadian dollars. Advances under the credit facilities bear interest at the specified LIBOR, EURIBOR, CDOR, BBSY or bankers’ acceptance rate plus 2.50%, or the specified base rate or prime rate plus 1.50%. The credit facilities require us to maintain a minimum tangible net worth and deconsolidated debt to capitalization ratio at the corporate level. As at June 30, 2020, $253 million was drawn on the facilities.
The partnership also has a revolving acquisition credit facility with Brookfield that permits borrowings of up to $500 million. The credit facility is guaranteed by the partnership, and each direct wholly-owned (in terms of outstanding common equity) subsidiary of the partnership or the Holding LP, that is not otherwise a borrower. The credit facility is available in U.S. or Canadian dollars, and advances are made by way of LIBOR, base rate, bankers’ acceptance rate or prime rate loans. The credit facility bears interest at the specified LIBOR or bankers’ acceptance rate plus 3.45%, or the specified base rate or prime rate plus 2.45%. The credit facility also requires us to maintain a minimum deconsolidated net worth and contains restrictions on the ability of the borrowers and the guarantors to, among other things, incur liens, engage in certain mergers and consolidations or enter into speculative hedging arrangements. Net proceeds above a specified threshold that are received by the borrowers from asset dispositions, debt incurrences or equity issuances by the borrowers or their subsidiaries must be used to pay down the credit facility (which can then be redrawn to fund future investments). As at June 30, 2020, the credit facility remains undrawn.
Subsequent to quarter end, the partnership increased the total available amount on the credit facilities by $500 million to $2,075 million. The additional $500 million has been guaranteed by Brookfield and provides the partnership with additional liquidity.

(b)	Non-recourse subsidiary borrowings of the partnership
Total current and non-current borrowings as at June 30, 2020 were $22,455 million (December 31, 2019: $22,399 million).
Some of the partnership’s businesses have credit facilities in which they borrow and repay on a monthly basis. This movement has been shown on a net basis in the partnership’s unaudited interim condensed consolidated statements of cash flow.
The partnership has credit facilities within its operating businesses with major financial institutions. The credit facilities are primarily composed of revolving term credit facilities and revolving operating facilities with variable interest rates. In certain cases, the facilities may have financial covenants which are generally in the form of interest coverage ratios and leverage ratios.
Our operations are currently in compliance with or have obtained waivers related to all material covenant requirements, and we continue to work with our portfolio to monitor performance against such covenant requirements.